EXTENSION AGREEMENT

                  THIS EXTENSION AGREEMENT (this "Agreement") is made and entered into as of the 2nd day of February, 1999, by and between HYDROCHEM INDUSTRIAL SERVICES, INC., a Delaware corporation ("Borrower"), and BANK ONE, TEXAS, National Association, a national banking association ("Lender").

                              W I T N E S S E T H:

                  WHEREAS, in accordance with the terms and provisions of a Loan Agreement dated as of July 17, 1998 (as amended from time to time, the "Loan Agreement"), Borrower has executed and delivered to Lender a Promissory Note (the "Note") dated of even date therewith, in original principal amount of $7,500,000.00; and

                  WHEREAS, the payment of the Note is secured by, among other things, the Deed of Trust (with Security Amendment and Assignment of Rents and Leases) (the "Deed of Trust") dated July 17, 1998, from Borrower to Christopher
T. Klinko, Trustee, filed for record under Clerk's File No. T168142, Film Code No. ###-##-#### of the Official Public Records of Real Property of Harris County, Texas, and covering, among other things, the real property (the "Property") described therein; and

                  WHEREAS, Borrower and Lender have agreed to renew and extend the time and manner of payment of the Note and to carry forward the liens granted in the Deed of Trust, as hereinafter provided.

                  NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

         1. Renewal. Borrower and Lender hereby renew and extend the principal balance of the Note, and Borrower promises to pay to the order of Lender $7,500,000.00, or so much thereof as may be advanced and outstanding under the terms of the Loan Agreement, together with interest accruing thereon as herein provided.

         2. Interest. Interest shall continue to accrue on the Note, as hereby renewed and extended, in the manner provided for in the Note and the Loan Agreement.

         3. Note Payment. The Note, as hereby renewed and extended, shall be due and payable as follows:

                           (i) Commencing on the last Business Day of April, 1999, and continuing regularly and quarterly thereafter on the last Business Day of each fiscal quarter until the earlier of July 16, 1999 (the "Construction Loan Maturity Date") or the Conversion Date, interest only at the Construction Loan Rate on the outstanding principal, shall be due and payable; and

                           (ii) A final installment in the amount of all outstanding principal, plus accrued and unpaid interest, shall be due and payable on the Construction Loan Maturity Date, unless the Borrower satisfies the conditions of converting the Construction Loan to the Term Loan described in Section 2.5 of the Loan Agreement and elects to convert the Construction Loan to the Term Loan in the manner therein described, in which case the Borrower shall pay interest only at the Construction Loan Rate on the outstanding principal on the Conversion Date.

If the undersigned satisfies the conditions of converting the Construction Loan to the Term Loan described in Section 2.5 of the Loan Agreement, and elects to convert the Construction Loan to the Term Loan in the manner therein described, the Borrower shall repay the unpaid principal amount of the Loan, plus interest thereon, as follows:

                           (i) On the last  Business Day of the first full three
                  (3) month period after the Conversion Date, and continuing regularly and quarterly thereafter on the last Business Day of each and every three (3) month period until September 30, 2006 (the "Term Loan Maturity Date"), quarterly payments of principal shall be made as set forth in Exhibit A, together with all accrued and unpaid interest on the Term Loan at the Term Loan Rate; and

                           (ii) A final installment in the amount of all outstanding principal, plus all accrued and unpaid interest thereon at the Term Loan Rate and any other unpaid amounts due and payable to the Lender, shall be due and payable on the Term Loan Maturity Date.

         4. Prepayment. Borrower shall have the right at any time or from time to time to prepay the outstanding principal balance of the Note existing at such time, or any portion thereof, subject to and in accordance with the terms and provisions of the Note and the Loan Agreement.

         5. Lien Continuation. The liens granted in the Deed of Trust are hereby ratified and confirmed as continuing to secure the payment of the Note and the other indebtedness (as such term is defined in the Deed of Trust). Nothing herein shall in any manner diminish, impair, or extinguish the indebtedness evidenced by the Note or the liens securing the indebtedness evidenced by the Note. The liens granted in the Deed of Trust are not waived. Borrower ratifies and acknowledges the indebtedness evidenced by the Note is just, due, owing, and unpaid, as stated herein, and is subject to no offsets, deductions, credits, charges, or claims of whatsoever kind or character, and further agrees that all offsets, credits, charges, and claims of whatsoever kind or character are fully settled and satisfied.

         6. Title Insurance. At the time of the execution of this Agreement, Borrower shall: (a) cause Lawyers Title Insurance Company ("Title Insurer"), to issue and deliver to Lender an endorsement to the Mortgagee Policy of Title Insurance (the "Policy") previously issued to Lender by the Title Insurer and now insuring the lien of the Deed of Trust, in form and substance acceptable to Lender, agreeing that the Policy remains in effect and is not impaired or limited by this Agreement, extending the Title Insurer's liability by reference to the extended maturity date of the Note (if the maturity date of the Note is extended by this Agreement), and confirming and stating that indefeasible fee simple title to the Property remains solely as provided in the Policy; and (b) pay the costs of the endorsement to the Policy and the filing and recording of this Agreement and all other out-of-pocket costs and expenses incurred by Lender in connection with the preparation, negotiation, and delivery of this Agreement (including attorneys' fees).

         7. Limitations on Interest. (a) It is the intention of Lender and Borrower to confirm strictly to any applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under any applicable, then, in that event, notwithstanding anything to the contrary in the Note, the Deed of Trust, the Loan Agreement, or any other agreement entered into in connection with or as security for or guaranteeing the Deed of Trust, or the Note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received by Lender under the Note, the Deed of Trust, the Loan Agreement, or under any other agreement entered into in connection with or as security for or guaranteeing Deed of Trust or the Note shall under no circumstances exceed the Maximum Rate (as defined in the Note and hereafter used), and any excess shall be cancelled automatically and, if theretofore paid, shall, at the option of Lender, be credited by Lender on the principal amount of any indebtedness owed to Lender by Borrower or refunded by Lender to Borrower, and (ii) in the event that the maturity of the Note is accelerated or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to Lender may never include more than the Maximum Rate and excess interest, if any, provided for in the Note, the Deed of Trust, the Loan Agreement, or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall, at the option of Lender, be credited by Lender on the principal amount of any indebtedness owed to Lender by Borrower or refunded by Lender to Borrower.

                  (b) Notwithstanding anything herein the contrary, in no event will interest payable to Lender exceed the maximum amount permitted by the law applicable to Lender (after taking into account all charges payable to Lender which constitute interest under such applicable law), but if any amount referred to in the

Note which would be payable to Lender but for the applicability of usury or other laws limiting the consideration payable to Lender is not paid to Lender as a result of the applicability of such laws, then interest on the outstanding principal balance of the Note payable to Lender shall, to the extent permitted by the law, accrue at the maximum rate of interest permitted by applicable law (after taking into account all charges payable to Lender which constitute interest under applicable laws) until the total amount received by Lender equals the amount it would have received had no such laws been applicable.

         8. Preservation. Except as specifically amended and modified by the terms of this Agreement, all of the terms, provisions, covenants, warranties, and agreements contained in the Note, the Deed of Trust, and the Loan Agreement shall remain in full force and effect. Capitalized terms not defined herein shall have the meanings assigned to them in the Loan Agreement.

         9. Counterparts. This Agreement may be executed in two or more counterparts, and it shall not be necessary that any one of the counterparts be executed by all of the parties hereto. Each fully or partially executed counterpart shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

         10. Joinder by Guarantor. HydroChem International, Inc. joins in the execution and delivery of this Agreement to evidence his agreement to the terms and provisions hereof and that its Guaranty dated July 17, 1998, remains in full force and effect and is not in any way limited, impaired, or discounted as a result of the delivery of this Agreement by Borrower.

         11. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CON TEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  EXECUTED as of the date first above written.

                                   LENDER:

                                   BANK ONE TEXAS,
                                   NATIONAL ASSOCIATION


                                   By:      /s/ John Elam, Jr.
                                            ---------------------------
                                            John E. Elam, Jr.
                                            Vice President

                                   BORROWER:

                                   HYDROCHEM INDUSTRIAL SERVICES, INC.,
                                   a Delaware corporation


                                   By:      /s/ Selby F. Litttle, III
                                            -----------------------------
                                            Selby F. Little, III,
                                            Executive Vice President and
                                            Chief Financial Officer



JOINED IN FOR THE PURPOSES DESCRIBED
ABOVE AND FOR PURPOSES OF SECTION
26.02 OF THE TEXAS BUSINESS AND
COMMERCE CODE:

HYDROCHEM INTERNATIONAL, INC.


By:      /s/ Selby F. Little, III
         ----------------------------
         Selby F. Little, III,
         Executive Vice President and
         Chief Financial Officer




THE STATE OF TEXAS

COUNTY  OF  HARRIS

     This instrument was  acknowledged  before me, on February 24, 1999, by John
E. Elam, Jr., Vice President of Bank One, Texas, a national banking association, on behalf of said institution.

                                   /s/ Mary Dase
                                   -------------
                                   Notary Public Signature

My Commission Expires:             Mary Dase
     10/6/2002                     --------------
                                   Printed Name of Notary Public

THE STATE OF TEXAS

COUNTY  OF  HARRIS

         This instrument was acknowledged before me, on February 23, 1999, by Selby F. Little, III, in his capacity as Executive Vice President and Chief Financial Officer of HYDROCHEM INDUSTRIAL SERVICES, INC., a Delaware corporation, on behalf of said corporation.

                                   /s/ Carol Schanafelt
                                   --------------------
                                   Notary Public Signature

My Commission Expires:             Carol Schanafelt
                                   --------------------
    1/27/2002                      Printed Name of Notary Public



THE STATE OF TEXAS

COUNTY  OF  HARRIS

         This instrument was acknowledged before me, on February 23, 1999, by Selby F. Little, III, in his capacity as Executive Vice President and Chief Financial Officer of HYDROCHEM INTERNATIONAL, INC., a Delaware corporation, on behalf of said corporation.

                                   /s/ Carol Schanafelt
                                   --------------------
                                   Notary Public Signature

My Commission Expires:             Carol Schanafelt
                                   --------------------
    1/27/2002                      Printed Name of Notary Public